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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
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                      (Issue with respect to Certificates)

         New York                         33-7575                 13-2633612
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

                    270 Park Avenue, New York, New York 10017
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000
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Item 5.  Other Events:

         On 3/15/99, Chase Manhattan Auto Grantor Trust 1996-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         On 4/15/99, Chase Manhattan Auto Grantor Trust 1996-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         On 5/17/99, Chase Manhattan Auto Grantor Trust 1996-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         Copies of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement are being filed as Exhibits 20.1, 20.2 and 20.3 to this Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Certificateholder's statements with respect to the March 15, 1999 distribution.

                  20.2 Monthly Certificateholder's statements with respect to the April 15, 1999 distribution.

                  20.3 Monthly Certificateholder's statements with respect to the May 17, 1999 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 18, 1999

                                            By: THE CHASE MANHATTAN BANK,
                                            USA, NATIONAL ASSOCIATION
                                            as Servicer


                                            By: /s/ Patricia Garvey
                                                --------------------------------
                                                Name:  Patricia Garvey
                                                Title: Vice President


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                                INDEX TO EXHIBITS

Exhibit No.               Description
-----------               -----------
20.1                      Certificateholder Report dated 3/15/1999 delivered
                          pursuant to Section 5.7 of the Pooling and Servicing
                          Agreement dated as of September 1, 1996.

20.2 Certificateholder Report dated 4/15/1999 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.

20.3 Certificateholder Report dated 5/17/1999 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.